                        SEMIANNUAL REPORT / APRIL 30 2001

                         AIM MID CAP OPPORTUNITIES FUND


                                 [COVER IMAGE]


                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                      ------------------------------------

                THE ARTIST'S GARDEN AT VETHEUIL BY CLAUDE MONET

        A BEAUTIFUL GARDEN, SUCH AS THE ONE DEPICTED IN MONET'S CLASSIC

          PAINTING, IS USUALLY A PLEASING COMBINATION OF MANY DIFFERENT

            FLOWERING PLANTS. SIMILARLY, IN AIM MID CAP OPPORTUNITIES

          FUND, WE SEEK TO OWN THE STOCKS OF A BROAD CROSS-SECTION OF

           RAPIDLY GROWING MID-SIZED COMPANIES IN AN EFFORT TO PRODUCE

                            ATTRACTIVE TOTAL RETURN.

                      ------------------------------------

AIM Mid Cap Opportunities Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of the stocks of medium-sized companies that management believes involve "special opportunities."

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Mid Cap Opportunities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o   Had fees not been waived, returns would have been lower.
o The fund's base management fee is 1.50%. Effective January 1, 2001, this fee is subject to a maximum 1.00% performance adjustment upward or downward; thus, the fund could pay a management fee that ranges from 0.50% to 2.50% of average daily net assets based on its performance.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.
o The fund's average annual total returns (including sales charges) for the periods ended 4/30/01 are as follows. Class A shares, inception (12/30/98), 35.29%; one year, -24.18%. Class B shares, inception (11/12/99), 2.36%; one year, -24.39%. Class C shares, inception (11/12/99), 5.05; one year, -21.17%.
o In addition to average annual total returns as of the close of the reporting period, shown above, industry regulations require us to report average annual total returns (including sales charges) for periods ended 3/31/01 (the most recent calendar quarter-end), which were as follows. Class A shares, inception (12/30/98), 33.02%; one year, -35.57%. Class B shares, inception (11/12/99), -2.20%; one year, -35.75%. Class C shares, inception (11/12/99), 0.70%; one year, -33.02%.
o Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.
o The fund participates in the initial public offering (IPO) market, and a significant portion of its return is attributable to its investment in IPOs, which had a magnified impact when its asset base was relatively small. There is no guarantee that with a larger asset base, the fund will continue to experience substantially similar performance by investing in IPOs.
o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.
o Investing in small and mid-sized companies may involve risks not associated with investing in more established companies. Also, small companies may have business risk, significant stock-price fluctuations and illiquidity.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-capitalization growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
      NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                   YOUR MONEY.

        This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                         AIM MID CAP OPPORTUNITIES FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The six months ended April 30, 2001, the period covered by
[PHOTO OF           this report, were among the most difficult we have seen in
ROBERT H.           equity markets in years. Major indexes, both foreign and
GRAHAM]             domestic, posted negative returns, with the technology
                    sector and large-cap growth stocks hardest hit. By contrast, most segments of the bond market turned in positive returns.
                        What's the lesson? Well, just as the dot-com disaster
                    taught us that fundamentals such as earnings really do matter after all, I think this bear market has taught us that old-time investing basics such as diversification still matter too.
                        During the long bull market, which ran from 1982 until
                    last year, many pundits began to act as if stocks were risk-free investments, inevitably rising. That was never true. Downturns like the recent one are normal. Since its inception in 1926, the S&P 500 has seen a 20% decline--often used as the definition of a bear market--about every four and one-half to five years.
    Similarly, different asset classes go in and out of favor. Some years growth stocks are the best place to be; other years, value stocks. No one has devised a reliable technique for timing these changes of sentiment. But portfolio diversification has proven to be an effective way to manage the resulting risks over time.

HOW TO DIVERSIFY
One basic way to diversify is by owning funds invested in the three main types of securities: stocks, bonds and money market instruments. Generally speaking, when the stock market is up, the bond market is down and vice versa, while short-term money market investments provide steady return. Holding all three asset classes can help cushion your portfolio against big swings in any one category.
    Within an asset class, it is worth diversifying further. It is helpful, for example, to invest in different types of equities: growth and value stocks, domestic and foreign, large-company and small. Fixed-income assets can be diversified the same way with funds invested across various quality sectors, from super-safe U.S. Treasuries to riskier high-yield bonds. Your financial advisor can help you build a diversified portfolio by selecting a variety of funds.
    Diversifying also means regularly evaluating your assets and realigning the mix when necessary. The right asset mix depends on your financial situation, your age and your goals. Visit with your financial advisor at least once a year to review your investments to make sure they still make sense.

YOUR FUND MANAGERS' COMMENTS
The last six months have tested the patience of most investors, and we'd like to thank you for your confidence in us as we look forward to what we hope will be less trying markets the rest of this year. Your fund's portfolio managers discuss your fund in the following pages: what market conditions were like and how they have managed your fund. We hope you find their comments informative.
    If you have any questions or comments, please contact us at any time through our Web site, www.aimfunds.com. Our Client Services Department at 800-959-4246 operates during normal business hours. Information about your account is always available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Sincerely,

/s/ Robert H. Graham
Robert H. Graham
Chairman

                         AIM MID CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGER'S OVERVIEW

FUND FEELS IMPACT OF WORLDWIDE SLOWDOWN

HOW DID AIM MID CAP OPPORTUNITIES FUND PERFORM?
After enjoying excellent returns during the preceding fiscal year, the fund faced a very stiff headwind during the six-month reporting period ended April 30, 2001. In the wake of the tech-stock debacle of 2000, a wave of risk aversion swept all sectors of the stock market. Investor sentiment turned from growth stocks to value stocks. Since the fund is highly growth-oriented, the impact of this market rotation was severe. The fund's total return, excluding sales charges, was -16.77% for Class A shares and -17.10% for Class B and Class C shares. However, the comparable group of funds in the Lipper Mid-Cap Growth Index returned -26.09%, so AIM Mid Cap Opportunities Fund measured up well in comparison with its peers.

WHAT WERE SOME OF THE FACTORS SHAPING THE STOCK MARKET?
Slowing economic growth and rising energy and labor costs undermined corporate profits during the period. Global competition also reduced the ability of companies to raise prices for their products and services to cover their increased costs. Throughout the period, a number of high-profile companies issued warnings that their earnings would not meet expectations. Concern over declining corporate earnings growth and a slowing economy caused major stock-market indexes to plummet. The sell-off affected nearly all market sectors, with technology stocks being especially hard hit.
    In the fourth quarter of 2000, the nation's gross domestic product (GDP) grew at a rate of only 1%, raising the specter that the economy could slip into recession. Early in 2001, the Federal Reserve Board (the Fed) began cutting interest rates to stimulate economic growth. In four moves during the period covered by this report, the Fed lowered the federal funds rate from 6.5% to 4.5%. The Fed's actions helped stimulate a short-lived market rally in January. The central bank's surprise rate cut in April helped spark a stronger rally as the reporting period drew to a close. However, markets remained volatile as investors continued to be concerned about the economy and corporate earnings growth.
    For most of the period, value stocks outperformed growth stocks as investors sought attractively priced issues. However, in April, growth stocks outperformed value stocks, as the Fed's rate-cutting policy had the potential to boost corporate profits. In general, small- and mid-cap stocks fared better than large-cap stocks.

                      ------------------------------------

                      ...A WAVE OF RISK AVERSION SWEPT ALL

                          SECTORS OF THE STOCK MARKET.

                      ------------------------------------

WHAT STEPS DID THE FUND TAKE TO RESPOND TO THESE CONDITIONS?
We focused carefully on the fundamentals in selecting stocks, looking for strong companies with solid balance sheets, sound business models and good earnings prospects. This helped us avoid stocks that lost value because of disappointing earnings.
    The fund also applied alternative investment strategies including short-selling, a technique for profiting when the seller anticipates that a stock will lose value. It involves selling borrowed securities (short positions) in anticipation of a price decline in order to buy them back at the lower price. (Securities bought and held for capital appreciation are long positions.) We believe that a mixed portfolio of long and short positions has the potential to protect the fund during market downturns while taking advantage of market rallies.
    We continued to trim our technology holdings, especially Internet-related stocks, and we moved out of optical networking. In some cases we even went short some of those stocks.
    Energy, on the other hand, was a shining star for the fund during the period. Rising prices for oil and natural gas led to improved profitability for both exploration/production companies and their service providers.
    Another very successful area for us was retail. We were short some of the large home-improvement chains and long some of the specialty retail companies.

WHEN THE PERIOD CLOSED, HOW WAS THE FUND POSITIONED?
As of April 30, 2001, the fund had 105 long positions. Technology stocks (which rose

--------------------------------------------------------------------------------
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Log into your account, then click on the "View Other Account Options" dropdown
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          See important fund and index disclosures inside front cover.

                         AIM MID CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

PORTFOLIO COMPOSITION
As of 4/30/01, based on total net assets

===================================================================================================
TOP 10 LONG POSITIONS                               TOP 10 INDUSTRIES
---------------------------------------------------------------------------------------------------
 1. S&P MidCap 400 Depositary              4.65%     1. Communications Equipment              9.06%
    Receipts Trust Series I
                                                     2. Oil & Gas (Drilling & Equipment)      7.15
 2. Sonus Networks, Inc.                   3.06
                                                     3. Electronics (Semiconductors)          6.97
 3. Laboratory Corp. of America Holdings   2.37
                                                     4. Computers (Software & Services)       6.27
 4. Lehman Brothers Holdings Inc.          2.33
                                                     5. Investments                           6.21
 5. Gilead Sciences, Inc.                  2.10
                                                     6. Broadcasting                          5.91
 6. Capital One Financial Corp.            2.02         (Television, Radio & Cable)

 7. Genzyme Corp.                          1.98      7. Health Care                           4.86
                                                        (Drugs - Generic & Other)
 8. Charter Communications, Inc.-- A       1.83
                                                     8. Investment Banking/Brokerage          4.45
 9. AFLAC, Inc.                            1.70
                                                     9. Services (Commercial & Consumer)      3.10
10. SunGard Data Systems Inc.              1.60
                                                    10. Health Care (Specialized Services)    3.07

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================

vigorously in April) made up about 25% of the portfolio. Financial stocks accounted for 19% of holdings, and health-care equities for more than 14%. More than 5% consisted of consumer cyclicals (goods and services for which demand rises and falls with the economic cycle). Energy stocks (which got a boost from rising oil prices) made up about 8% of the portfolio.

WHAT WERE SOME OF THE FUND'S LEADING HOLDINGS?
The fund found interesting opportunities among health-care companies, including Laboratory Corporation of America, a large clinical-laboratory firm; Genzyme, which develops medical and surgical testing and treatment products; and Gilead Sciences, a biotech company that produces treatments for infectious diseases including flu, AIDS-related infections and cancer. A related holding is AFLAC, which sells supplemental medical insurance policies that cover special conditions, primarily cancer.

                      ------------------------------------

                      HISTORICALLY, FALLING INTEREST RATES

                        HAVE BEEN A POWERFUL CATALYST FOR

                           REINVIGORATING THE ECONOMY.

                      ------------------------------------

    Also appealing were communications-equipment firms Sonus Networks, a provider of voice infrastructure products, and Charter Communications, a cable-system operator serving more than six million subscribers in 40 U.S. states.
    Additional major holdings were financial firms, including consumer lender Capital One Financial; investment firm Lehman Brothers; and SunGard Data Systems, which provides investment-support systems that process transactions, supply calculations and track assets.
    Two of our major holdings, the S&P MidCap 400 Depositary Receipts Trust and iShares Russell 2000 Index Fund, are exchange-traded funds, which the fund sometimes uses for both risk and cash-management purposes.
    The fund's investment in temporary-workforce companies during the period was below that of its index as layoffs were announced.
    Since we pick stocks based on fundamentals and not macroeconomic calls, we did not anticipate the rate cuts to which some stocks (particularly technology) have responded so favorably at various periods during the past few months. Therefore, the fundamentals on some of the shorts that helped the fund in recent down markets deteriorated, which is evidenced by recent performance. It is important to keep in mind that many of the investment strategies employed by AIM Mid Cap Opportunities Fund are intended to smooth volatility in the longer term--it is very difficult to smooth out all volatility on a day-to-day basis.

WHAT WERE MARKET CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?
Although the stock market remained volatile and economic signals were mixed, there were reasons for optimism. Despite rising fuel prices, inflation in general remained subdued, and even though a series of companies announced layoffs, the unemployment rate was still relatively low. The Fed had trimmed 200 basis points (2.0%) from the federal funds rate. Historically, falling interest rates have been a powerful catalyst for reinvigorating the economy. Indeed, preliminary figures showed that the rate of growth of the GDP picked up in the first quarter of 2001.
    Moreover, the recent market correction has resulted in some of the most attractive stock valuations in several years. We believe that such a market represented an excellent opportunity to buy the stocks of solid companies with attractive earnings-growth prospects at reduced prices.

          See important fund and index disclosures inside front cover.

                         AIM MID CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

                                  [LOCK IMAGE]

 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
         Funds--Registered Trademark-- o AMVESCAP National Trust Company

                         AIM MID CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

A PROSPEROUS RETIREMENT: IT'S UP TO YOU, AND IT CAN BE DONE

Many experts predict that Social Security could go broke sometime between 2020 and 2030 as the number of retirees outpaces the ability of the workforce to pay for their benefits through taxes. Lawmakers are sharply divided on ways to remedy this impending problem.
     Meanwhile, the Social Security Administration is sending Americans a wake-up call. The agency now mails annual contributions and benefit statements to all workers covered by Social Security. You should receive your statement three months before your birthday.
     The most important information in the statement is an estimate of the monthly retirement benefit you will receive at age 62, at full retirement and at age 70. Many people may be shocked to learn how small that amount will be.

RETIREMENT IS EXPENSIVE

Social Security and pensions account for only 43% of the retirement income needed by affluent retirees, according to the Social Security Administration and the U.S. Bureau of Labor Statistics. The other 57% may need to come from personal savings. Financial experts estimate that most people will need about 75% of their current annual income to maintain their lifestyle in retirement.
    If you're depending on Social Security alone, you may have to scale back your lifestyle considerably upon retirement.

WOULD YOU RATHER BE A MILLIONAIRE?
Of course you would. What to do? You could try to become a guest on the hit television quiz show. A more practical way is to save and invest now for a comfortable retirement later. But remember: when planning for retirement, time can be your best friend--or your worst enemy. Time can affect your retirement plans in three ways.

o The longer you wait to begin saving for retirement, the more you'll have to save to accumulate the nest egg you'll need, as the table nearby shows.
o Even modest inflation means that each dollar you save today will be less valuable 20 or 30 or 40 years from now. Over a 25-year period, a 2% annual rate of inflation reduces the value (the "buying power") of $1,000 to just $610.
o As Americans live longer, they need their retirement savings to last longer. More and more Americans each year outlive their savings. Let's estimate you'll need $1 million to live comfortably in retirement. How much will you need to save each month to reach your goal--if you start early, or if you wait to begin saving?

THE LESSON? START SAVING EARLY

Procrastination can be expensive. The longer you wait to begin your retirement saving plan, the more you'll have to save.

--------------------------------------------------------------------------------

                                 [COUPLE PHOTO]

STARTING EARLY MAKES IT EASIER TO SAVE FOR RETIREMENT

================================================================================
                   YEARS TO                                      MONTHLY SAVINGS
CURRENT            SAVE UNTIL            RETIREMENT              NEEDED TO
AGE                RETIREMENT            SAVINGS GOAL            REACH GOAL
--------------------------------------------------------------------------------
25                 40                    $1,000,000              $   85

35                 30                    $1,000,000              $  284

45                 20                    $1,000,000              $1,001

55                 10                    $1,000,000              $4,305

All figures assume a 12% annual return on investments. This hypothetical example is for illustrative purposes only and is not intended to represent the performance of any particular fund, IRA or investor. Your actual return isn't likely to be consistent from year to year and there is no guarantee that a specific rate of return will be achieved.
================================================================================

WILL YOU HAVE ENOUGH FOR RETIREMENT?

Social Security and pensions account for 43% of the retirement income needed by affluent retirees. The rest must come from personal savings.

                                  [PIE CHART]

================================================================================
Social Security and Pensions                            43%
Personal Savings                                        57%
================================================================================
Source: Social Security Administration and U.S. Bureau of Labor Statistics

                         AIM MID CAP OPPORTUNITIES FUND

                     SEMIANNUAL REPORT / FOR CONSIDERATION

each month to build an adequate retirement nest egg. The person who starts saving at 25 may be able to accumulate $1 million by saving just $85 a month. Someone who waits to age 35 before beginning to save for retirement will have to contribute more than three times as much each month to make up for lost time!

START WITH A PRACTICAL INVESTMENT PLAN
A comfortable retirement is within your reach. But you'll need a practical investment plan to get there. So consider the four steps described here and talk them over with your financial advisor. He or she can help you devise a plan and choose investments suited to your unique circumstances.

1. IF YOU HAVE A 401(k) PLAN, CONTRIBUTE TO IT--AND MAKE THE MOST OF EMPLOYER MATCHING. If your employer matches 401(k) contributions, contribute at least enough to maximize the company's contribution. If the company match is 5% of your salary, contribute at least 5% of your pay yourself. From your standpoint, the employer contribution is "free" money.

2. CONTRIBUTE TO AN IRA TOO. Even if you can't deduct an IRA contribution, you can enjoy an IRA's tax-deferred compounding. And don't forget the added advantage of the spousal IRA.

3. DIVERSIFY! Asset diversification helps manage risk because different types of assets behave differently. If you put your retirement assets into mutual funds, consider buying more than one type of fund.

4. IF YOU HAVE TIME, INVEST AGGRESSIVELY. Historically, small-company stocks have provided the highest returns. They can be volatile in the short term, but if you can be patient, consider including aggressive small-company growth funds in your portfolio.

DOLLAR-COST AVERAGING TYPICALLY LOWERS THE COST OF INVESTING
One simple way to save for retirement is to use an installment plan. With a strategy called dollar-cost averaging, you can commit a fixed amount of money to an investment at regular intervals. There are several advantages to this plan:

o Regular investing of equal amounts helps you make the most of market highs and lows. You automatically buy more shares when prices are low and fewer when prices are high.
o Your average cost per share is less than your average price per share. The only time this would not occur is if the share price remained constant.
o This strategy is especially appropriate for long-term investments, such as retirement plans, because the longer you maintain a regular investment pro gram, the more likely you will be to buy shares at a wide variety of prices.
o By systematically investing, you will be less tempted to make decisions on the basis of short-term events and your emotions. Your fortunes as an investor won't depend on your ability to make the right call about future trends.

    Of course, no investment strategy--not even dollar-cost averaging--is guaranteed to result in profits or protect against losses in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, you should consider your ability to continue purchases through periods of low price levels.

WHAT SHOULD YOU DO?
Visit your financial advisor. He or she can help you determine how much money you'll actually need in retirement and how to earn that money through careful investments.

DOLLAR-COST AVERAGING LOWERS COST OF INVESTING

================================================================================
                          AMOUNT              SHARE             SHARES
MONTH                     INVESTED            PRICE             PURCHASED
--------------------------------------------------------------------------------
JANUARY                   $  200              $ 24                8.333
FEBRUARY                  $  200              $ 20               10.000
MARCH                     $  200              $ 14               14.286
APRIL                     $  200              $ 18               11.111
MAY                       $  200              $ 22                9.091
JUNE                      $  200              $ 24                8.333
SIX-MONTH TOTAL           $1,200              $122               61.154

Average price per share: $122 divided by 6 equals $20.33;
Average cost to you per share: $1,200 divided by 61.154 equals $19.62

================================================================================

                         AIM MID CAP OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS
April 30, 2001
(Unaudited)

                                                     MARKET
                                       SHARES         VALUE
STOCKS AND OTHER EQUITY
  INTERESTS-90.61%

AEROSPACE/DEFENSE-0.58%

Embraer-Empresa Brasileira de
  Aeronautica S.A.-ADR (Brazil)          60,000   $   2,688,600
===============================================================

AIR FREIGHT-0.51%

EGL, Inc.(a)                            100,000       2,371,000
===============================================================

BIOTECHNOLOGY-1.98%

Genzyme Corporation(a)(b)                85,000       9,262,450
===============================================================

BROADCASTING (TELEVISION, RADIO &
  CABLE)-5.91%

Adelphia Communications Corp.-Class
  A(a)                                  100,000       3,636,000
---------------------------------------------------------------
Charter Communications, Inc.-Class
  A(a)                                  400,000       8,564,000
---------------------------------------------------------------
Cox Radio, Inc.-Class A(a)              200,000       5,160,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)          200,000       4,794,000
---------------------------------------------------------------
Univision Communications Inc.-Class
  A(a)                                  125,000       5,463,750
===============================================================
                                                     27,617,750
===============================================================

CHEMICALS (SPECIALTY)-0.58%

OM Group, Inc.                           50,000       2,735,000
===============================================================

COMMUNICATIONS EQUIPMENT-8.39%

ADC Telecommunications, Inc.(a)         900,000       6,759,000
---------------------------------------------------------------
ADTRAN, Inc.(a)                          85,000       2,324,750
---------------------------------------------------------------
Comverse Technology, Inc.(a)             40,000       2,740,000
---------------------------------------------------------------
ONI Systems Corp.(a)(b)                 145,000       5,209,850
---------------------------------------------------------------
Oplink Communications, Inc.(a)          445,400       2,004,300
---------------------------------------------------------------
Sonus Networks, Inc.(a)(b)              562,500      14,321,250
---------------------------------------------------------------
UTStarcom, Inc.(a)                      235,000       5,865,600
===============================================================
                                                     39,224,750
===============================================================

COMPUTERS (NETWORKING)-1.46%

Tellium, Inc.-Series E, Conv. Pfd
  (Acquired 09/19/00; Cost
  $3,870,030)(a)(c)(d)                  129,001       3,870,030
---------------------------------------------------------------
VeriSign, Inc.(a)(b)                     57,500       2,948,600
===============================================================
                                                      6,818,630
===============================================================

COMPUTERS (SOFTWARE & SERVICES)-6.27%

Affiliated Computer Services,
  Inc.-Class A(a)                        50,000       3,600,000
---------------------------------------------------------------
Citrix Systems, Inc.(a)                 200,000       5,680,000
---------------------------------------------------------------
EarthLink, Inc.(a)                      215,000       2,352,100
---------------------------------------------------------------
Electronic Arts Inc.(a)                  57,500       3,255,650
---------------------------------------------------------------
HomeStore.com, Inc.(a)(b)               100,000       3,195,000
---------------------------------------------------------------
Interwoven, Inc.(a)                      75,000       1,098,000
---------------------------------------------------------------
Macromedia, Inc.(a)                     194,700       4,411,902
---------------------------------------------------------------

                                                     MARKET
                                       SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Macrovision Corp.(a)                    100,000   $   5,718,000
===============================================================
                                                     29,310,652
===============================================================

CONSUMER FINANCE-2.02%

Capital One Financial Corp.             150,000       9,429,000
===============================================================

DISTRIBUTORS (FOOD & HEALTH)-0.76%

AmeriSource Health Corp.-Class A(a)      65,700       3,547,800
===============================================================

ELECTRICAL EQUIPMENT-1.74%

ACT Manufacturing, Inc.(a)               50,000         845,000
---------------------------------------------------------------
Sanmina Corp.(a)                         75,000       2,186,250
---------------------------------------------------------------
SCI Systems, Inc.(a)                    200,000       5,110,000
===============================================================
                                                      8,141,250
===============================================================

ELECTRONICS (SEMICONDUCTORS)-6.97%

Advanced Micro Devices, Inc.(a)         200,000       6,200,000
---------------------------------------------------------------
Altera Corp.(a)                         175,000       4,425,750
---------------------------------------------------------------
Atmel Corp.(a)                          200,000       2,778,000
---------------------------------------------------------------
Celestica Inc. (Canada)(a)               75,000       3,832,500
---------------------------------------------------------------
Chartered Semiconductor Manufacturing
  Ltd.-ADR (Singapore)(a)               120,000       3,838,800
---------------------------------------------------------------
Integrated Device Technology, Inc.(a)    35,000       1,370,950
---------------------------------------------------------------
Microchip Technology Inc.(a)            150,000       4,339,500
---------------------------------------------------------------
Semtech Corp.(a)                        100,000       2,877,000
---------------------------------------------------------------
TriQuint Semiconductor, Inc.            100,000       2,903,000
===============================================================
                                                     32,565,500
===============================================================

EQUIPMENT (SEMICONDUCTOR)-1.55%

Credence Systems Corp.(a)               200,000       4,750,000
---------------------------------------------------------------
DuPont Photomasks, Inc.(a)               45,000       2,511,000
===============================================================
                                                      7,261,000
===============================================================

FINANCIAL (DIVERSIFIED)-1.34%

SEI Investments Co.                     155,600       6,241,116
===============================================================

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.66%

International Game Technology(a)         55,000       3,076,150
===============================================================

HEALTH CARE (DRUGS-GENERIC &
  OTHER)-4.86%

Gilead Sciences, Inc.(a)                200,000       9,796,000
---------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                  150,000       7,455,000
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Israel)                     100,000       5,445,000
===============================================================
                                                     22,696,000
===============================================================

                                                     MARKET
                                       SHARES         VALUE
HEALTH CARE (HOSPITAL MANAGEMENT)-1.97%

Health Management Associates,
  Inc.-Class A(a)                       300,000   $   5,376,000
---------------------------------------------------------------
Triad Hospitals, Inc.(a)                125,000       3,843,750
===============================================================
                                                      9,219,750
===============================================================

HEALTH CARE (MANAGED CARE)-1.03%

Caremark Rx, Inc.(a)                    305,100       4,835,835
===============================================================

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.83%

Biomet, Inc.                            125,000       5,341,250
---------------------------------------------------------------
Biosite Diagnostics Inc.(a)(b)           65,000       3,214,250
===============================================================
                                                      8,555,500
===============================================================

HEALTH CARE (SPECIALIZED SERVICES)-3.07%

Apria Healthcare Group Inc.(a)          125,000       3,246,250
---------------------------------------------------------------
Laboratory Corp. of America
  Holdings(a)                            78,600      11,082,600
===============================================================
                                                     14,328,850
===============================================================

INSURANCE (LIFE/HEALTH)-1.70%

AFLAC, Inc.                             250,000       7,950,000
===============================================================

INSURANCE (PROPERTY-CASUALTY)-0.76%

ACE Ltd. (Bermuda)                      100,000       3,570,000
===============================================================

INVESTMENT BANKING/BROKERAGE-4.45%

Edwards (A.G.), Inc.                    125,000       5,083,750
---------------------------------------------------------------
Legg Mason, Inc.                        100,000       4,787,000
---------------------------------------------------------------
Lehman Brothers Holdings Inc.           150,000      10,912,500
===============================================================
                                                     20,783,250
===============================================================

INVESTMENTS-6.21%

iShares Russell 2000 Index Fund          75,000       7,275,000
---------------------------------------------------------------
S&P MidCap 400 Depositary Receipts
  Trust Series 1(b)                     233,000      21,738,900
===============================================================
                                                     29,013,900
===============================================================

MANUFACTURING (SPECIALIZED)-0.59%

CoorsTek, Inc.(a)                        75,000       2,757,750
===============================================================

METAL FABRICATORS-0.87%

Shaw Group Inc. (The)(a)                 71,700       4,086,900
===============================================================

OIL & GAS (DRILLING & EQUIPMENT)-7.15%

BJ Services Co.(a)                       75,000       6,168,750
---------------------------------------------------------------
ENSCO International Inc.                 90,000       3,501,000
---------------------------------------------------------------
Marine Drilling Cos., Inc.(a)           175,000       5,244,750
---------------------------------------------------------------
Nabors Industries, Inc.(a)              105,000       6,260,100
---------------------------------------------------------------
National-Oilwell, Inc.(a)                73,000       2,887,150
---------------------------------------------------------------
Patterson Energy, Inc.(a)               200,000       6,894,000
---------------------------------------------------------------
Rowan Cos., Inc.(a)                      75,000       2,489,250
===============================================================
                                                     33,445,000
===============================================================

                                                     MARKET
                                       SHARES         VALUE
OIL & GAS (EXPLORATION &
  PRODUCTION)-1.30%

Kerr-McGee Corp.                         85,000   $   6,090,250
===============================================================

RESTAURANTS-1.04%

Outback Steakhouse, Inc.(a)             167,500       4,855,825
===============================================================

RETAIL (COMPUTERS & ELECTRONICS)-1.12%

CDW Computer Centers, Inc.(a)            65,000       2,627,300
---------------------------------------------------------------
Tech Data Corp.                          75,000       2,614,500
===============================================================
                                                      5,241,800
===============================================================

RETAIL (SPECIALTY)-1.03%

Linens 'n Things, Inc.(a)                88,600       2,393,086
---------------------------------------------------------------
Tiffany & Co.                            75,000       2,431,500
===============================================================
                                                      4,824,586
===============================================================

RETAIL (SPECIALTY-APPAREL)-2.11%

Abercrombie & Fitch Co.-Class A(a)       75,000       2,497,500
---------------------------------------------------------------
American Eagle Outfitters, Inc.(a)       50,000       1,861,000
---------------------------------------------------------------
Men's Wearhouse, Inc. (The)(a)           99,600       2,534,820
---------------------------------------------------------------
Too Inc.(a)                             150,000       2,986,500
===============================================================
                                                      9,879,820
===============================================================

SERVICES (ADVERTISING/MARKETING)-1.03%

Lamar Advertising Co.(a)                125,000       4,831,250
===============================================================

SERVICES (COMMERCIAL & CONSUMER)-3.10%

Apollo Group, Inc.-Class A(a)            75,000       2,332,500
---------------------------------------------------------------
Cerner Corp.(a)                          45,000       2,026,350
---------------------------------------------------------------
DiamondCluster International,
  Inc.-Class A(a)                       250,000       4,637,500
---------------------------------------------------------------
IMS Health Inc.                         200,000       5,490,000
===============================================================
                                                     14,486,350
===============================================================

SERVICES (COMPUTER SYSTEMS)-1.60%

SunGard Data Systems Inc.(a)            135,000       7,461,450
===============================================================

TELEPHONE-2.01%

Allegiance Telecom, Inc.(a)             240,000       4,317,600
---------------------------------------------------------------
Time Warner Telecom Inc.-Class A(a)     100,000       5,065,000
===============================================================
                                                      9,382,600
===============================================================

TEXTILES (APPAREL)-1.06%

Jones Apparel Group, Inc.(a)            125,000       4,967,500
===============================================================
    Total Stocks & Other Equity
      Interests (Cost $382,386,299)                 423,554,814
===============================================================
                                     PRINCIPAL
                                       AMOUNT
CONVERTIBLE NOTES-2.80%

COMMUNICATIONS EQUIPMENT-0.67%

Kestrel Solutions, Conv. Sub. Notes,
  5.50%, 07/15/05 (Acquired 07/20/00-
  10/10/00; Cost $4,762,500)(c)      $4,750,000       3,135,000
===============================================================

                                       PRINCIPAL     MARKET
                                         AMOUNT       VALUE
MANUFACTURING (SPECIALIZED)-1.10%

Jabil Circuit, Inc., Jr. Conv. Unsec.
  Sub. Notes, 1.75%, 05/15/21          $5,000,000   $ 5,150,000
===============================================================

RETAIL (BUILDING SUPPLIES)-1.03%

Lowe's Cos., Inc., Sr. Conv. Unsec.
  LYON, 2.53%, 02/16/21 (Acquired
  02/12/01; Cost $4,258,870)(a)(c)(e)   7,000,000     4,777,500
===============================================================
    Total Convertible Notes (Cost
      $14,042,585)                                   13,062,500
===============================================================

U.S. TREASURY SECURITIES-1.04%

U.S. TREASURY BILLS-1.04%

  4.37%, 06/21/01 (Cost
    $4,869,213)(f)(g)                   4,900,000     4,876,039
===============================================================
    Total U.S. Treasury Securities
      (Cost $4,869,213)                               4,876,039
===============================================================

                       NUMBER OF   EXERCISE   EXPIRATION
                       CONTRACTS    PRICE        DATE
OPTIONS PURCHASED-3.09%

CALLS-0.54%

Calpine Corp. (Power
  Producers-Independent)   942      $  55       Jun-01          527,520
-----------------------------------------------------------------------
General Motors Corp.-
  Class H (Broadcasting-
  Television, Radio,
  & Cable)               2,000         20       May-01          440,000
-----------------------------------------------------------------------
Nokia Oyj-ADR (Finland)
  (Communications
  Equipment)               950         30       May-01          441,750
-----------------------------------------------------------------------
Philip Morris Cos.
  Inc. (Tobacco)         2,965         50       Jun-01          889,500
-----------------------------------------------------------------------
Powerwave Technologies,
 Inc.(Telecommunications-
  Cellular/Wireless)     2,900       22.5       May-01          195,750
-----------------------------------------------------------------------
US Airways Group,
  Inc. (Airlines)          280         35       Jun-01           33,600
=======================================================================
                                                              2,528,120
=======================================================================

PUTS-2.55%

Nasdaq 100 Index
  (Investments)            126      1,700       Jun-01        1,010,520
-----------------------------------------------------------------------
                           270      1,600       Sep-01        3,129,300
-----------------------------------------------------------------------
S&P 100 Index
  (Investments)          1,667        640       May-01        2,000,400
-----------------------------------------------------------------------
S&P 500 Index
  (Investments)          1,134      1,200       Jun-01        2,330,370
-----------------------------------------------------------------------
                         1,130      1,150       Sep-01        3,282,650
-----------------------------------------------------------------------

                       NUMBER OF   EXERCISE   EXPIRATION      MARKET
                       CONTRACTS    PRICE        DATE         VALUE
PUTS-(CONTINUED)

US Airways Group,
  Inc. (Airlines)          500      $  30       May-01     $    150,000
=======================================================================
                                                             11,903,240
=======================================================================
    Total Options
      Purchased (Cost
      $20,344,830)                                           14,431,360
=======================================================================

                                       SHARES
MONEY MARKET FUNDS-5.06%

STIC Liquid Assets Portfolio(h)      11,822,919     11,822,919
--------------------------------------------------------------
STIC Prime Portfolio(h)              11,822,919     11,822,919
==============================================================
    Total Money Market Funds (Cost
      $23,645,838)                                  23,645,838
==============================================================
TOTAL INVESTMENTS-102.60% (Cost
  $445,288,765)                                    479,570,551
==============================================================
OTHER ASSETS LESS
  LIABILITIES-(2.60%)                              (12,141,627)
==============================================================
NET ASSETS-100.00%                                $467,428,924
______________________________________________________________
==============================================================
                                       SHARES
                                        SOLD
                                       SHORT
SECURITIES SOLD SHORT(i)

Administaff, Inc.                        80,000   $  1,928,800
--------------------------------------------------------------
Allergan, Inc.                           29,300      2,226,800
--------------------------------------------------------------
Broadcom Corp.                           37,000      1,537,720
--------------------------------------------------------------
Calpine Corp.                            94,200      5,368,458
--------------------------------------------------------------
Coherent Inc.                            35,000      1,382,500
--------------------------------------------------------------
Eclipsys Corp.                          107,000      2,160,330
--------------------------------------------------------------
Express Scripts Inc.                     40,000      3,396,000
--------------------------------------------------------------
Federated Investors                      80,000      2,332,000
--------------------------------------------------------------
Fuelcell Energy Inc.                     85,000      5,856,500
--------------------------------------------------------------
Harley-Davidson Inc.                     55,000      2,534,950
--------------------------------------------------------------
KB Home                                  80,000      2,417,600
--------------------------------------------------------------
King Pharmaceuticals, Inc.               95,000      4,002,350
--------------------------------------------------------------
Kohls Corp.                              39,800      2,430,188
--------------------------------------------------------------
Lennar Corp.                             70,000      3,063,900
--------------------------------------------------------------
Marriott International                   80,000      3,670,400
--------------------------------------------------------------
Mercury Interactive Corp.                40,000      2,646,000
--------------------------------------------------------------
Micromuse Inc.                           27,500      1,361,250
--------------------------------------------------------------
Newell Rubbermaid                       100,000      2,696,000
--------------------------------------------------------------
Orthodontic Centers of America           58,600      1,596,850
--------------------------------------------------------------
Pacificare Health System                153,200      5,421,748
--------------------------------------------------------------
Paychex Inc.                            120,000      4,147,200
--------------------------------------------------------------
RF Micro Devices Inc.                    75,000      2,203,500
--------------------------------------------------------------
Saks Incorporated                       150,000      1,785,000
--------------------------------------------------------------
Scientific Atlanta Inc.                  34,900      2,014,777
--------------------------------------------------------------
Sunrise Assisted Living                 125,000      2,813,750
--------------------------------------------------------------
Tycom Ltd.                              150,000      2,173,500
--------------------------------------------------------------
US Airways Group Inc.                   114,800      3,202,920
--------------------------------------------------------------

                                       SHARES
                                        SOLD         MARKET
                                       SHORT         VALUE
Unitedhealth Group Inc.                  73,800   $  4,832,424
--------------------------------------------------------------
Veeco Instruments, Inc.                  47,000      2,359,870
--------------------------------------------------------------
Winn-Dixie Stores, Inc.                  40,000      1,262,800
==============================================================
                                                  $ 84,826,085
______________________________________________________________
==============================================================

Investment Abbreviations:

ADR           American Depository Receipt
Conv.         Convertible
Jr.           Junior
LYONS         Liquid Yield Option Notes
Pfd.          Preferred
Sr.           Senior
Sub.          Subordinated
Unsec.        Unsecured

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 8.
(c) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The aggregate market value of these securities at 04/30/01 was $11,782,530, which represented 2.52% of the Fund's net assets.
(d) Security fair valued in accordance with the procedures established by the Board of Trustees.
(e) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity.
(f) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(g) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 7.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.
(i) Collateral on short sales was segregated by the Fund in the amount of $106,641,724 which represents 125.72% of the market value of securities sold short.

See Notes to Financial Statements.
 10

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2001
(Unaudited)

ASSETS:

Investments, at market value (cost
  $445,288,765)                                 $479,570,551
------------------------------------------------------------
Foreign currencies, at value (cost $79)                   78
------------------------------------------------------------
Cash                                               5,968,567
------------------------------------------------------------
Receivables for:
  Investments sold                                 8,397,881
------------------------------------------------------------
  Fund shares sold                                   245,432
------------------------------------------------------------
  Dividends and interest                             168,681
------------------------------------------------------------
  Investments sold short                          78,625,825
------------------------------------------------------------
  Short stock rebates                                291,971
------------------------------------------------------------
Investment for deferred compensation plan             13,266
------------------------------------------------------------
Other assets                                          31,658
============================================================
    Total assets                                 573,313,910
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,400,000
------------------------------------------------------------
  Fund shares reacquired                           1,271,285
------------------------------------------------------------
  Interest expense                                    22,658
------------------------------------------------------------
  Options written (premiums received
    $2,990,219)                                    3,117,132
------------------------------------------------------------
  Deferred compensation plan                          13,266
------------------------------------------------------------
  Loan outstanding                                10,000,000
------------------------------------------------------------
  Variation margin                                   110,250
------------------------------------------------------------
  Short stock account dividends and interest          16,645
------------------------------------------------------------
  Short positions covered                            825,177
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $78,625,825)         84,826,085
------------------------------------------------------------
Accrued administrative services fees                   9,755
------------------------------------------------------------
Accrued distribution fees                            271,753
------------------------------------------------------------
Accrued trustees' fees                                   980
============================================================
    Total liabilities                            105,884,986
============================================================
Net assets applicable to shares outstanding     $467,428,924
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $225,358,542
____________________________________________________________
============================================================
Class B                                         $169,759,729
____________________________________________________________
============================================================
Class C                                         $ 72,310,653
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           11,646,867
____________________________________________________________
============================================================
Class B                                            8,863,661
____________________________________________________________
============================================================
Class C                                            3,775,198
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $      19.35
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.35 divided by
      94.50%)                                   $      20.48
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                       $      19.15
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                       $      19.15
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the six months ended April 30, 2001
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax
  of $2,127)                                   $     638,729
------------------------------------------------------------
Dividends from affiliated money market
  funds                                              976,070
------------------------------------------------------------
Interest                                             713,713
------------------------------------------------------------
Short stock rebates                                2,648,426
============================================================
    Total investment income                        4,976,938
============================================================

EXPENSES:

Advisory fees                                      2,223,771
------------------------------------------------------------
Administrative services fees                          60,264
------------------------------------------------------------
Custodian fees                                        32,668
------------------------------------------------------------
Distribution fees -- Class A                         460,047
------------------------------------------------------------
Distribution fees -- Class B                         965,163
------------------------------------------------------------
Distribution fees -- Class C                         414,856
------------------------------------------------------------
Interest                                             238,162
------------------------------------------------------------
Transfer agent fees -- Class A                       129,493
------------------------------------------------------------
Transfer agent fees -- Class B                       108,770
------------------------------------------------------------
Transfer agent fees -- Class C                        46,753
------------------------------------------------------------
Trustees' fees                                         5,987
------------------------------------------------------------
Dividends on short sales                              84,290
------------------------------------------------------------
Other                                                216,136
============================================================
    Total expenses                                 4,986,360
============================================================
Less: Fees waived                                   (131,442)
------------------------------------------------------------
    Expenses paid indirectly                          (7,405)
============================================================
    Net expenses                                   4,847,513
============================================================
Net investment income                                129,425
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN
  CURRENCIES, FUTURES CONTRACTS, OPTION
  CONTRACTS AND SECURITIES SOLD SHORT

Net realized gain (loss) from:
  Investment securities                         (136,537,667)
------------------------------------------------------------
  Foreign currencies                                  62,541
------------------------------------------------------------
  Futures contracts                               (6,017,743)
------------------------------------------------------------
  Option contracts written                           688,095
------------------------------------------------------------
  Securities sold short                           44,194,065
============================================================
                                                 (97,610,709)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           (7,412,933)
------------------------------------------------------------
  Futures contracts                                  827,161
------------------------------------------------------------
  Option contracts written                         1,055,115
------------------------------------------------------------
  Securities sold short                              493,423
============================================================
                                                  (5,037,234)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts,
  option contracts and securities sold
  short                                         (102,647,943)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(102,518,518)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the six months ended April 30, 2001, the three months ended October 31, 2000, and the year ended July 31, 2000
(Unaudited)

                                                               SIX MONTHS      THREE MONTHS
                                                                  ENDED           ENDED         YEAR ENDED
                                                                APRIL 30,      OCTOBER 31,       JULY 31,
                                                                  2001             2000            2000
                                                              -------------    ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $     129,425    $  (782,193)    $ (4,118,880)
-----------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                   (97,610,709)    (3,070,298)     (36,506,999)
-----------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, futures contracts, option
    contracts and securities sold short                          (5,037,234)    (7,345,743)      40,346,572
===========================================================================================================
    Net increase (decrease) in net assets resulting from
      operations                                               (102,518,518)   (11,198,234)        (279,307)
===========================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                --             --          (50,980)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                --             --          (21,216)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                --             --           (6,678)
-----------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class A                                                                --             --         (685,956)
-----------------------------------------------------------------------------------------------------------
  Class B                                                                --             --           (9,194)
-----------------------------------------------------------------------------------------------------------
  Class C                                                                --             --           (2,917)
-----------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (34,658,783)   (21,186,960)     329,734,266
-----------------------------------------------------------------------------------------------------------
  Class B                                                       (18,218,339)   (26,844,008)     255,671,637
-----------------------------------------------------------------------------------------------------------
  Class C                                                        (8,443,506)    (1,596,885)     102,954,627
===========================================================================================================
    Net increase (decrease) in net assets                      (163,839,146)   (60,826,087)     687,304,282
===========================================================================================================

NET ASSETS:

  Beginning of period                                           631,268,070    692,094,157        4,789,875
===========================================================================================================
  End of period                                               $ 467,428,924   $631,268,070     $692,094,157
___________________________________________________________________________________________________________
===========================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 576,010,890   $637,331,518     $687,714,752
-----------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         96,640        (32,785)         (31,466)
-----------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts,
    option contracts and securities sold short                 (137,460,379)   (39,849,670)     (36,753,879)
-----------------------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, futures
    contracts, option contracts and securities sold short        28,781,773     33,819,007       41,164,750
===========================================================================================================
                                                              $ 467,428,924   $631,268,070     $692,094,157
___________________________________________________________________________________________________________
===========================================================================================================

See Notes to Financial Statements.
 12

NOTES TO FINANCIAL STATEMENTS
April 30, 2001
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund is closed to new investors as of March 21, 2000. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.

     The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.

F. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. Put Options -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged.

I. Covered Call Options -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

J. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

K. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee is adjusted, on a monthly basis (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P MidCap 400 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P MidCap 400 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2001, AIM was paid $60,264 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2001, AFS was paid $196,624 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund , pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2001, the Class A, Class B and Class C shares paid AIM Distributors $328,605, $965,163 and $414,856, respectively, as compensation under the Plans. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. During the six months ended April 30, 2001, AIM Distributors waived fees of $131,442.
  AIM Distributors received commissions of $18,661, from sales of the Class A shares of the Fund during the six months ended April 30, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2001, AIM Distributors received $62,593 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the six months ended April 30, 2001, the Fund paid legal fees of $1,808 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the six months ended April 30, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $6,331 and reductions in custodian fees of $1,074 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $7,405.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.
  During the six months ended April 30, 2001, the average outstanding daily balance of bank loans for the Fund was $7,182,320 with a weighted average interest rate of 6.28%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2001 was $861,092,427 and $823,046,399, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2001 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                       $53,703,708
---------------------------------------------------------
  Securities sold short                         2,932,687
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (19,631,937)
---------------------------------------------------------
  Securities sold short                        (9,132,947)
=========================================================
Net unrealized appreciation of investment
  securities                                  $27,871,511
_________________________________________________________
=========================================================
Cost of investments for tax purposes is $445,498,780.
Proceeds from the sale of securities sold short for tax
purposes is $78,625,825.


NOTE 7-FUTURES CONTRACTS

On April 30, 2001, $2,015,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts were as follows:

                        NO. OF       MONTH/      APRIL 30, 2001    UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT     MARKET VALUE    APPRECIATION
--------               ---------   -----------   --------------   ------------
S&P 500                    10      Jun. 01/Buy    $ 3,135,750      $  212,930
------------------------------------------------------------------------------
S&P 500                    15      Jun. 01/Buy      4,703,625         245,452
------------------------------------------------------------------------------
S&P 500                    16      Jun. 01/Buy      5,017,200          36,179
------------------------------------------------------------------------------
S&P 500                    64      Jun. 01/Buy     20,068,800         332,600
==============================================================================
                                                  $32,925,375      $  827,161
______________________________________________________________________________
==============================================================================

NOTE 8-CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2001 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of period                                                577     $  1,757,910
---------------------------------------------------------------------------------------
Written                                                         50,551       35,023,632
---------------------------------------------------------------------------------------
Closed                                                         (40,451)     (32,779,034)
---------------------------------------------------------------------------------------
Exercised                                                       (3,280)        (807,581)
---------------------------------------------------------------------------------------
Expired                                                           (595)        (204,708)
=======================================================================================
End of period                                                    6,802     $  2,990,219
_______________________________________________________________________________________
=======================================================================================


Open call options written at April 30, 2001 were as follows:

                                                                                              APRIL 30,        UNREALIZED
                                            CONTRACT    STRIKE    NUMBER OF     PREMIUMS     2001 MARKET      APPRECIATION
ISSUE                                        MONTH      PRICE     CONTRACTS     RECEIVED        VALUE        (DEPRECIATION)
-----                                       --------    ------    ---------    ----------    ------------    --------------
Biosite Diagnostics Inc.                     Jun-01      $55          325      $  166,414     $  110,500       $  55,914
---------------------------------------------------------------------------------------------------------------------------
Genzyme Corp.                                May-01       90          425         158,095        843,625        (685,530)
---------------------------------------------------------------------------------------------------------------------------
Homestore.com Inc.                           May-01       30        1,000         346,988        380,000         (33,012)
---------------------------------------------------------------------------------------------------------------------------
ONI Systems Corp.                            May-01       40          484         201,337        130,680          70,657
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                May-01      132        1,441       1,004,343        410,685         593,658
---------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                Jun-01      132          552         605,524        643,080         (37,556)
---------------------------------------------------------------------------------------------------------------------------
Sonus Network Inc.                           May-01       25        1,000         211,373        305,000         (93,627)
---------------------------------------------------------------------------------------------------------------------------
Sonus Network Inc.                           May-01       30        1,000         142,625        122,500          20,125
---------------------------------------------------------------------------------------------------------------------------
Versign Inc.                                 May-01       55          575         153,520        171,062         (17,542)
===========================================================================================================================
                                                                    6,802      $2,990,219     $3,117,132       $(126,913)
___________________________________________________________________________________________________________________________
===========================================================================================================================


NOTE 9-PUT OPTION CONTRACTS

Transactions in put options contracts written during the six months ended April 30, 2001 are summarized as follows:

                                                               PUT OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS       PAID
                                                              ---------   -----------
Beginning of period                                              2,294    $ 2,838,986
-------------------------------------------------------------------------------------
Purchased                                                       16,710      7,711,605
-------------------------------------------------------------------------------------
Closed                                                         (15,929)    (9,548,313)
-------------------------------------------------------------------------------------
Exercised                                                       (1,075)      (227,836)
-------------------------------------------------------------------------------------
Expired                                                         (2,000)      (774,442)
=====================================================================================
End of period                                                       --    $        --
_____________________________________________________________________________________
=====================================================================================

NOTE 10-SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2001, the three-month period ended October 31, 2000 and the year ended July 31, 2000 were as follows:

                                              APRIL 30, 2001               OCTOBER 31, 2000                JULY 31, 2000
                                        --------------------------    ---------------------------    --------------------------
                                          SHARES         AMOUNT         SHARES          AMOUNT         SHARES         AMOUNT
                                        ----------    ------------    -----------    ------------    ----------    ------------
Sold:
  Class A                                  894,143    $ 18,554,800       417,143     $  9,934,754    15,903,016    $376,526,177
-------------------------------------------------------------------------------------------------------------------------------
  Class B*                                 329,317       7,009,866       211,940        5,023,336    11,676,896     275,160,286
-------------------------------------------------------------------------------------------------------------------------------
  Class C*                                 198,752       4,235,437       103,476        2,494,786     4,564,213     109,937,385
===============================================================================================================================
Issued as reinvestment of dividends:
  Class A                                       --              --            --               --        39,350         706,157
-------------------------------------------------------------------------------------------------------------------------------
  Class B*                                      --              --            --               --         1,107          21,560
-------------------------------------------------------------------------------------------------------------------------------
  Class C*                                      --              --            --               --           511           9,927
===============================================================================================================================
Reacquired:
  Class A                               (2,601,627)    (53,213,583)   (1,297,544)     (31,121,714)   (2,011,095)    (47,498,068)
-------------------------------------------------------------------------------------------------------------------------------
  Class B*                              (1,242,187)    (25,228,205)   (1,300,931)     (31,867,344)     (812,481)    (19,510,209)
-------------------------------------------------------------------------------------------------------------------------------
  Class C*                                (629,148)    (12,678,943)     (171,489)      (4,091,671)     (291,117)     (6,992,685)
===============================================================================================================================
                                        (3,050,750)   $(61,320,628)   (2,037,405)    $(49,627,853)   29,070,400    $688,360,530
_______________________________________________________________________________________________________________________________
===============================================================================================================================

* Class B and Class C shares commenced sales on November 12, 1999.

NOTE 11-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                              SIX MONTHS    THREE MONTHS                    DECEMBER 30, 1998
                                                                ENDED          ENDED        YEAR ENDED       (DATE OPERATIONS
                                                              APRIL 30,     OCTOBER 31,      JULY 31,     COMMENCED) TO JULY 31,
                                                               2001(a)          2000         2000(a)               1999
                                                              ----------    ------------    ----------    ----------------------
Net asset value, beginning of period                           $  23.17       $  23.62       $  15.78            $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.05          (0.01)         (0.18)             (0.04)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (3.87)         (0.44)          9.92               5.82
================================================================================================================================
    Total from investment operations                              (3.82)         (0.45)          9.74               5.78
================================================================================================================================
Less distributions:
  Dividends from net investment income                               --             --          (0.02)                --
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --             --          (1.88)                --
================================================================================================================================
    Total distributions                                              --             --          (1.90)                --
================================================================================================================================
Net asset value, end of period                                 $  19.35       $  23.17       $  23.62            $ 15.78
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                  (16.49)%        (1.91)%        65.58%             57.80%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $225,359       $309,391       $336,203            $ 4,790
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                 1.41%(c)       2.06%(d)       2.33%              2.28%(d)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.51%(c)       2.16%(d)       2.40%              7.55%(d)
================================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividend on short sales expense):
  With fee waivers                                                 1.29%(c)       1.93%(d)       2.08%              2.19%(d)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              1.39%(c)       2.03%(d)       2.15%              7.46%(d)
================================================================================================================================
Ratio of net investment income (loss) to average net assets        0.44%(c)      (0.08)%(d)     (0.80)%            (0.79)%(d)
================================================================================================================================
Ratio of interest expense to average net assets                    0.12%(c)       0.13%(d)       0.25%              0.09%(d)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                             168%            49%           196%               135%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $265,062,447.
(d)  Annualized.

                                                                                    CLASS B
                                                              ----------------------------------------------------
                                                              SIX MONTHS    THREE MONTHS      NOVEMBER 12, 1999
                                                                ENDED          ENDED             (DATE SALES
                                                              APRIL 30,     OCTOBER 31,     COMMENCED) TO JULY 31,
                                                               2001(a)          2000               2000(a)
                                                              ----------    ------------    ----------------------
Net asset value, beginning of period                           $  23.02       $  23.51             $  17.83
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.03)         (0.05)               (0.28)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (3.84)         (0.44)                5.97
==================================================================================================================
    Total from investment operations                              (3.87)         (0.49)                5.69
==================================================================================================================
Less distributions:
  Dividends from net investment income                               --             --                (0.01)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --             --                (0.00)
==================================================================================================================
    Total distributions                                              --             --                (0.01)
==================================================================================================================
Net asset value, end of period                                 $  19.15       $  23.02             $  23.51
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                  (16.81)%        (2.08)%              31.95%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $169,760       $225,060             $255,439
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expenses):                  2.17%(c)       2.81%(d)             3.08%(d)
==================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expenses):                  2.05%(c)       2.68%(d)             2.83%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.32)%(c)     (0.83)%(d)            (1.55)%(d)
==================================================================================================================
Ratio of interest expense to average net assets                    0.12%(c)       0.13%(d)             0.25%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                             168%            49%                 196%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $194,632,304.
(d)  Annualized.

                                                                                    CLASS C
                                                              ----------------------------------------------------
                                                              SIX MONTHS    THREE MONTHS      NOVEMBER 12, 1999
                                                                ENDED          ENDED             (DATE SALES
                                                              APRIL 30,     OCTOBER 31,     COMMENCED) TO JULY 31,
                                                               2001(a)          2000               2000(a)
                                                              ----------    ------------    ----------------------
Net asset value, beginning of period                           $ 23.02        $ 23.51              $  17.83
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.03)         (0.05)                (0.28)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (3.84)         (0.44)                 5.97
==================================================================================================================
    Total from investment operations                             (3.87)         (0.49)                 5.69
==================================================================================================================
Less distributions:
  Dividends from net investment income                              --             --                 (0.01)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --             --                 (0.00)
==================================================================================================================
    Total distributions                                             --             --                 (0.01)
==================================================================================================================
Net asset value, end of period                                 $ 19.15        $ 23.02              $  23.51
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                                                 (16.81)%        (2.08)%               31.95%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $72,311        $96,817              $100,452
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):                  2.17%(c)       2.81%(d)              3.08%(d)
==================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):                  2.05%(c)       2.68%(d)              2.83%(d)
==================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.32)%(c)     (0.83)%(d)            (1.55)%(d)
==================================================================================================================
Ratio of interest expense to average net assets                   0.12%(c)       0.13%(d)              0.25%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                            168%            49%                  196%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $83,658,764.
(d)  Annualized.

NOTE 12-CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

KPMG LLP was previously the independent public accountants for the Fund. Due to an investment in another fund within The AIM Family of Funds, which KPMG LLP represented to the Fund was inadvertent, and new SEC rules regarding auditor independence, KPMG LLP resigned as Fund auditors on December 28, 2000. The Board of Trustees of the Trust, upon recommendation of its Audit Committee, accepted the resignation of KPMG LLP and appointed Ernst & Young LLP as independent public accountants to audit the financial statements of the Fund. KPMG LLP had served as independent public accountants for the three-months ended October 31, 2000, the year ended July 31, 2000 and the period December 30, 1998 through July 31, 1999. The audit reports of KPMG LLP on the financial statements of the Fund for the three-months ended October 31, 2000, the year ended July 31, 2000 and the period December 30, 1998 through July 31, 1999 did not contain any adverse opinions or disclaimer of opinions, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits for the three-months ended October 31, 2000, the year ended July 31, 2000 and the period December 30, 1998 through July 31, 1999, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinions to the subject matter of the disagreement.
  Neither the Fund nor anyone on its behalf consulted with Ernst & Young LLP at any time prior to their engagement with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Fund's financial statements.

ABOUT YOUR FUND'S BOARD

The board of trustees is elected by you to look after your interests as a mutual-fund shareholder. Trustees' responsibilities include choosing investment advisors for your fund; keeping an eye on performance, operations and expenses; making decisions regarding dividends and other duties.

  Nine of your fund's 10 trustees are independent. In other words, they have no affiliation with AIM except as independent fund trustees charged with representing the interest of fund investors. Representing a cross section of businesses and industries, they have achieved success and recognition in their respective fields. They bring their considerable expertise and experience to their positions as trustees.

  Listed below are the members of the board of trustees of your mutual fund and their respective titles.

BOARD OF TRUSTEES                                 OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                  Robert H. Graham                        11 Greenway Plaza
Chairman, President and Chief Executive Officer   Chairman and President                  Suite 100
A I M Management Group Inc.                                                               Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary     INVESTMENT ADVISOR
Director
ACE Limited;                                      Gary T. Crum                            A I M Advisors, Inc.
Formerly Director, President, and                 Senior Vice President                   11 Greenway Plaza
Chief Executive Officer                                                                   Suite 100
COMSAT Corporation                                Edgar M. Larsen                         Houston, TX 77046
                                                  Senior Vice President
Owen Daly II                                                                              TRANSFER AGENT
Formerly Director                                 Dana R. Sutton
Cortland Trust Inc.                               Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                          P.O. Box 4739
Albert R. Dowden                                  Melville B. Cox                         Houston, TX 77210-4739
Chairman of the Board of Directors,               Vice President
The Cortland Trust and DHJ Media, Inc.; and                                               CUSTODIAN
Director, Magellan Insurance Company,             Mary J. Benson
Formerly Director, President and                  Assistant Vice President and            State Street Bank and Trust Company
Chief Executive Officer,                          Assistant Treasurer                     225 Franklin Street
Volvo Group North America, Inc.; and                                                      Boston, MA 02110
Senior Vice President, AB Volvo                   Sheri Steward Morris
                                                  Assistant Vice President and            COUNSEL TO THE FUND
Edward K. Dunn Jr.                                Assistant Treasurer
Chairman, Mercantile Mortgage Corp.;                                                      Ballard Spahr
Formerly Vice Chairman and President,             Juan E. Cabrera, Jr.                    Andrews & Ingersoll, LLP
Mercantile-Safe Deposit & Trust Co.; and          Assistant Secretary                     1735 Market Street
President, Mercantile Bankshares                                                          Philadelphia, PA 19103
                                                  Jim A. Coppedge
Jack M. Fields                                    Assistant Secretary                     COUNSEL TO THE TRUSTEES
Chief Executive Officer
Twenty First Century, Inc.;                       Renee A. Friedli                        Kramer, Levin, Naftalis & Frankel LLP
Formerly Member                                   Assistant Secretary                     919 Third Avenue
of the U.S. House of Representatives                                                      New York, NY 10022
                                                  P. Michelle Grace
Carl Frischling                                   Assistant Secretary                     DISTRIBUTOR
Partner
Kramer, Levin, Naftalis & Frankel LLP             John H. Lively                          A I M Distributors, Inc.
                                                  Assistant Secretary                     11 Greenway Plaza
Prema Mathai-Davis                                                                        Suite 100
Formerly Chief Executive Officer,                 Nancy L. Martin                         Houston, TX 77046
YWCA of the U.S.A.                                Assistant Secretary

Lewis F. Pennock                                  Ofelia M. Mayo
Partner                                           Assistant Secretary
Pennock & Cooper
                                                  Lisa A. Moss
Louis S. Sklar                                    Assistant Secretary
Executive Vice President
Hines Interests                                   Kathleen J. Pflueger
Limited Partnership                               Assistant Secretary

                                                  Stephen R. Rimes
                                                  Assistant Secretary

                                                  Timothy D. Yang
                                                  Assistant Secretary

                          EQUITY FUNDS

     DOMESTIC EQUITY FUNDS             INTERNATIONAL/GLOBAL EQUITY FUNDS          A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry
        MORE AGGRESSIVE                         MORE AGGRESSIVE                   since 1976 and managed approximately
                                                                                  $154 billion in assets for nine million
AIM Small Cap Opportunities(1)    AIM Latin American Growth                       shareholders, including individual
AIM Mid Cap Opportunities(1)      AIM Developing Markets                          investors, corporate clients and
AIM Large Cap Opportunities(2)    AIM European Small Company                      financial institutions, as of March 31,
AIM Emerging Growth               AIM Asian Growth                                2001.
AIM Small Cap Growth(1)           AIM Japan Growth                                    The AIM Family of Funds--Registered
AIM Aggressive Growth             AIM International Emerging Growth               Trademark-- is distributed nationwide,
AIM Mid Cap Growth                AIM European Development                        and AIM today is the eighth-largest
AIM Small Cap Equity              AIM Euroland Growth                             mutual fund complex in the United States
AIM Capital Development           AIM Global Aggressive Growth                    in assets under management, according to
AIM Constellation                 AIM International Equity                        Strategic Insight, an independent mutual
AIM Dent Demographic Trends       AIM Advisor International Value                 fund monitor. AIM is a subsidiary of
AIM Select Growth                 AIM Worldwide Spectrum                          AMVESCAP PLC, one of the world's largest
AIM Large Cap Growth              AIM Global Trends                               independent financial services companies
AIM Weingarten                    AIM Global Growth                               with $370 billion in assets under
AIM Mid Cap Equity                                                                management as of March 31, 2001.
AIM Value II                                   MORE CONSERVATIVE
AIM Charter
AIM Value                                     SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                                 MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                      AIM New Technology
AIM Advisor Flex                  AIM Global Telecommunications and Technology
                                  AIM Global Infrastructure
       MORE CONSERVATIVE          AIM Global Resources
                                  AIM Global Financial Services
                                  AIM Global Health Care
                                  AIM Global Consumer Products and Services
                                  AIM Advisor Real Estate
                                  AIM Global Utilities

                                               MORE CONSERVATIVE

                       FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                         MORE AGGRESSIVE

AIM Strategic Income              AIM High Income Municipal
AIM High Yield II                 AIM Tax-Exempt Bond of Connecticut
AIM High Yield                    AIM Municipal Bond
AIM Income                        AIM Tax-Free Intermediate
AIM Global Income                 AIM Tax-Exempt Cash
AIM Floating Rate
AIM Intermediate Government                    MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change.
(1) Closed to new investors. (2) AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000.
    FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       MCO-SAR-1

A I M Distributors, Inc.